                                                                                                                                           EXHIBIT 10.1
Quick-Med Technologies, Inc.

AMENDMENT NO. 2 TO
PATENT AND TECHNOLOGY LICENSE AGREEMENT
OF 23 MARCH 2007

This is the second amendment to the Patent and Technology License Agreement (“Agreement”), of 23 March 2007, as previously amended by Amendment No. 1 on 27 March 2009, made by and between:

Quick-Med Technologies, Inc., a Nevada corporation having offices at 902 N.W. Fourth Street, Gainesville , Florida 32601, successor to Quick-Med Technologies, Inc, a Delaware corporation (“QMT”) and

Derma Sciences, Inc., a Pennsylvania corporation having offices at 214 Carnegie Center, Suite 300, Princeton, New Jersey 08540 (“DERMA”),

This Amendment No. 2 becomes effective as of the date signed by both parties (the “Effective Date”).

QMT and DERMA are sometimes referred to herein individually as a “Party” and collectively as “Parties.”

RECITALS

WHEREAS, DERMA desires to amend the Agreement to modify the products and materials that are subject to the Agreement;

WHEREAS, DERMA and QMT desire to extend the Agreement subject to certain conditions; and

WHEREAS, DERMA and QMT desire to make other material changes to the original Agreement;

NOW, THEREFORE, in consideration of the mutual obligations herein and intending to be legally bound, the Parties to the Agreement hereby agree to add new section 3.7 and to amend sections 1.14, 3.4, 3.5, 11.1, and 11.3 and Exhibits A, B, C, and E of the Agreement of 23 March 2007 to read as follows.

1.  Definitions

1. 14           “Field” means the field of conforming gauze, gauze sponges, gauze bandage rolls, gauze packing strips, rayon/PET, cotton or cotton/polyester blend nonwoven sponges, and dressings constructed of 100% cotton or cotton/rayon blend sandwiched between layers of PET (Mylar) or PA (nylon) non-adherent perforated film used solely for wound care and sold to the institutional market not for resale as more specifically described on Exhibit E.  The Field specifically excludes products provided to, developed for, or sold to the general, over-the-counter consumer market and, subject to the non-exclusive rights granted to DERMA pursuant to Section 2.1(b) hereof, the United States government, including, without limitation, the Department of Defense and/or agencies and military services thereof.

3.  Consideration; Royalties.

3.4           Minimum Royalties.  Subject to Sections 11.1 and 11.3, below, during the Initial Term DERMA shall pay to QMT minimum Royalties (“Minimum Royalties”) as follows:

Table 3.4

Contract Year	Minimum Royalties
Contract Year 1	US$300,000
Contract Year 2	US$600,000
Contract Year 3	US$1,000,000
Contract Year 4	US$1,500,000
Contract Year 5	US$2,000,000
Contract Year 6	US$2,000,000
Contract Year 7	US$2,000,000
Contract Year 8	US$2,000,000

***** This material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

In the event during Contract Years 1 through 5 DERMA fails to pay to QMT Royalties for a given Contract Year equal to or greater than the Minimum Royalties set forth above in the applicable Contract Year, QMT’s exclusive remedy for such failure (other than the collection of Royalties earned but not paid to QMT) shall be amendment of this Agreement to remove DERMA’s exclusive rights relative to the Products or terminate the Agreement as more specifically set forth in Section 11.3.

In the event during Contract Years 6 through 8, DERMA fails to pay QMT Royalties equal to or greater than the Minimum Royalties set forth above for any of contract years 6, 7, and 8 at 75%, 85%, and 100% of the US$2,000,000 minimum royalties for those years respectively set forth above, QMT’s exclusive remedies (other than collection of earned and unpaid royalties) shall be, at its sole option, cancellation of this Agreement or amendment of this Agreement to remove the exclusivity of DERMA’s rights relative to the Products as more specifically set forth in Section 11.3.

3.5           Adjustments to Minimum Royalties.  There will be no reduction of Minimum Royalties in the event that DERMA determines not to proceed with the development or commercialization of a given Product or ceases to sell or offer for sale a given Product (such event, “Discontinuance” and such Product(s), “Discontinued Product(s)”).   Provided, however, in the event the launch of a dressing constructed of 100% cotton or cotton/rayon blend sandwiched between layers of PET (Mylar) or PA (Nylon) non-adherent perforated film, either with or without an adhesive border, is delayed by virtue of failure of the FDA to grant 510(k) approval for use of the foregoing Product as a primary dressing (such product, “Affected Product”) and provided that Derma had made appropriate submission to the FDA for a 510(k) approval of the foregoing Product no later than the last day of Contract Year 1, then Minimum Royalties payable pursuant to Section 3.4 shall be reduced by ten (10) percent starting with Contract Year 3 and ending at the end of Contract Year 5.  Provided, further, any reduction to Minimum Royalties relative to the Affected Product shall be removed, and Minimum Royalties relative to such Affected Product shall be reinstated, effective 180 days from FDA 510(k) approval of such Affected Product for use as a primary dressing.

3.6           Launch Requirements and Product Discontinuance.  For each of the products listed in Table 3.6 below, DERMA agrees to make a First Commercial Sale by the end of the Contract Year stated therein.  If DERMA fails to make such a First Commercial Sale for any product by the stated date (such event, “Discontinuance” and such Product(s), “Discontinued Product(s)”), then QMT has the right to remove that particular product from the Field and from Exhibit E.

Table 3.6

Product	Contract Year
Conforming Gauze	1
Gauze Sponges	1
Gauze Bandage Rolls	1
Gauze Packing Strips	2
Rayon/PET blend nonwoven sponges	2
Dressings constructed of 100% cotton or cotton/rayon blend sandwiched between layers of PET (Mylar) or PA (Nylon) non-adherent perforated film either with or without an adhesive border	2

***** This material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

In the event that DERMA determines to cease making commercial sales of a given Product, then DERMA shall provide QMT with six (6) months notice of such Discontinuance.   In the event of a Discontinued Product, QMT shall have the right, at its sole option, to remove that particular product from the Field and from Exhibit E as of the date of Discontinuance.

3.7           ***** Royalty Rate. Provided that DERMA successfully executes a private label agreement with MEDLINE under the conditions set forth in Section 11.1, below, a royalty rate of ***** will apply only to DERMA private label sales to MEDLINE subject to the conditions set forth in Section 11.3.

11.  Term and Termination

11.1  Term.  Unless terminated sooner as provided in this Section 11, the initial term of this Agreement shall be for a period of five (5) years extending from the Effective Date of June 23, 2009 to June 22, 2014 (“Initial Term”).  The Initial Term may be extended an additional three (3) years ending June 22, 2017 as provided below.  The Initial Term may be renewed for additional one-year terms (each a “Renewal Term”) by mutual agreement of the Parties.

QMT agrees to extend the Initial Term three (3) years to June 22, 2017 provided that DERMA successfully (i) executes a private label agreement with Medline Industries, Inc., an Illinois corporation having offices at One Medline Place, Mundelein, IL 60060 (“MEDLINE”) by March 1, 2010; (ii) MEDLINE achieves first commercial sale of a product incorporating NIMBUS technology no later than 120 days after the private label agreement is executed; and (iii) DERMA meets the performance requirement of 100% of the cumulative Contract Years 1 and 2 Minimum Royalties by the end of Contract Year 2.

11.3           DERMA’s Failure to Meet Minimum Royalties.

If during any of Contract Years 1 through 5 DERMA fails to make the subject Minimum Royalties payment, but nevertheless makes payments aggregating not less than ***** of the subject Minimum Royalties, QMT’s exclusive remedy shall be amendment of this Agreement to remove DERMA’s exclusive rights relative to the Products.  Provided, further, in the event (a) for any given Contract Year 1 through 5 DERMA fails to make Royalty payments aggregating at least ***** of the subject Minimum Royalties requirement, or (b) for three Contract Years during Contract Years 1 through 5 DERMA fails to make Royalty Payments equal to or greater than meet the Minimum Royalties amounts set forth in Section 3.4 hereof, QMT’s exclusive remedies (other than collection of earned and unpaid royalties) shall be, at its sole option, cancellation of this Agreement or amendment of this Agreement to remove DERMA’s exclusive rights relative to the Products.

If DERMA fails to pay to QMT royalties for Contract Year 6 at least 75% of the US$2,000,000 Minimum Royalty, QMT’s exclusive remedy (other than collection of earned and unpaid royalties) shall be, at its sole option, cancellation of this Agreement or amendment of this Agreement to remove the exclusivity of DERMA’s rights relative to the Products.

If DERMA fails to pay to QMT royalties for Contract Year 7 at least 85% of the US$2,000,000 Minimum Royalty, QMT’s exclusive remedy (other than collection of earned and unpaid royalties) shall be, at its sole option, cancellation of this Agreement or amendment of this Agreement to remove the exclusivity of DERMA’s rights relative to the Products.

If DERMA fails to pay to QMT royalties for Contract Year 8 at least 100% of the US$2,000,000 Minimum Royalty, QMT’s exclusive remedy (other than collection of earned and unpaid royalties) shall be, at its sole option, cancellation of this Agreement or amendment of this Agreement to remove the exclusivity of DERMA’s rights relative to the Products.

Anything hereinbefore or hereinafter contained to the contrary notwithstanding, the remedies set forth in the immediately preceding paragraphs shall be the sole remedies available to QMT by reason of the failure of DERMA to pay to QMT Royalties equal to or greater than the Minimum Royalties set forth in Section 3.4 hereof.  The right of QMT to terminate this Agreement or convert the license in the Exclusive Territory to non-exclusive, as hereinabove provided, shall not be affected in any way by its waiver or failure to take action with respect to any previous default.

***** This material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBITS

Exhibits A, B, C, and E as presented in the Agreement are amended to read as they appear below.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by a duly authorized officer.

	DERMA SCIENCES, INC.	QUICK-MED TECHNOLOGIES, INC.
Signature	/s/ Ed Quilty	/s/ J Ladd Greeno
Name	Edward Quilty	J. Ladd Greeno
Title	CEO and President	CEO
Date	February 8, 2010	February 8, 2010

***** This material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT A

Patent Rights

Issued U.S. Patents
Intrinsically Bactericidal Absorbent Dressing and Method of Fabrication
U.S. 7, 045,673                                (5/16/06)

International Patents

Intrinsically Bactericidal Absorbent Dressing and Method of Fabrication
Australia                      773532                                (9/9/04)
Brazil                      Pending
Canada                                2,353,436                                (1/8/08)
China                      ZL 99814229.9                                (1/12/05)
Europe                                Pending
Indonesia                      ID 0 017 006                                (2/23/06)
India                      IN-0776-MUM                                (Allowed)
Japan                      Pending
Korea                      100689020                                (2/23/07)
Mexico                      248078                                (8/15/07)
Russia                      004160                                (2/26/04)

Antimicrobial Cationic Electrolyte Coating
South Africa                      2008/01601                                (5/27/09)

Published U.S. Patent Applications
Absorbent Materials with Covalently Bonded, Non-Leachable Polymeric Antimicrobial Surfaces and Methods for Preparation
U.S. 2002-0177828-A1                                           (11/28/02)

Controlled Release of Biologically Active Substances from Select Substrates
U.S. 2005-0033251-A1                                           (2/10/05)

Silicates and Other Oxides with Bonded Antimicrobial Polymers
U.S. 2006-0269493-A1                                           (11/30/06)

Absorbent Substrate with a Non-Leaching Antimicrobial Activity and a Controlled-Release Bioactive Agent
U.S.-2008-0206293-A1                                                      (8/28/08)

Method of Attaching an Antimicrobial Cationic Electrolyte to the Surface of a Substrate
U.S.-2009-0181157-A1                                                      (7/16/09)

Published International Patent Applications
Intrinsically Bactericidal Absorbent Dressing and Method of Fabrication
JP 2003-527145                                (9/16/03)
EP 1156766                                (11/28/01)

Absorbent Materials with Covalently Bonded, Non-Leachable Polymeric Antimicrobial Surfaces and Methods for Preparation
EP 1450966                                (9/1/04)
WO 03/039602 A2                                (5/15/03)

Non-Leaching Absorbent Wound Dressing and a Controlled-Release Bioactive Agent
WO 2007/024972 A2                                           (3/1/07)

Method of Attaching an Antimicrobial Cationic Electrolyte to the Surface of a Substrate
CN 101291743A                                (10/22/08)
EP 1937418                                (7/2/08)
WO 2007/024974 A3                                           (7/12/07)

***** This material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT B

Materials

Polydiallyldimethyl ammonium chloride with the specified substrate materials in Exhibit E (100% cotton and blends of rayon and PET)

***** This material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT C

Quick-Med Technologies, Inc. Trademark Policy

The Marks and Trademarks of Quick-Med Technologies, Inc. (“Licensor”) include without limitation: “Quick-Med Technologies” “QMT”, “Quick-Med”, “NIMBUS”, and accompanying logos and trade dress, including the QMT Cross Official Logo, which is subject to modification by Licensor from time to time.  Licensor’s present Official Logo at March 15, 2007, is attached hereto as Appendix A.

The foregoing and attached are either registered trademarks or trademarks of Quick- Med Technologies, Inc., in the United States and worldwide.  All rights are reserved.

All use and appearance of Marks and accompanying logos and trade dress shall be in accordance with the Licensor’s Trademark Policy. Any use of any Licensor Marks, other Licensor related names and/or logos, or variations of Licensor Marks from those presented herein shall be pre-approved by Licensor.  Any use of images or statements of Licensor’s employees shall be pre-approved by Licensor.

Licensor Policy on Use of Licensor Marks, Trademarks and Official Logo:

•
All Licensed Products that include Licensor technology, and related product packaging, advertising, promotional and marketing materials, shall display Licensor’s Official Logo in a size and prominence in accordance with industry standards.

•
Use of Licensor’s Official Logo (the Logo) shall maintain the integrity of the Logo’s design.  Unless provided or authorized in advance in writing by Licensor, no deviations from the then current Logo design or appearance are allowed.  All use of the Logo shall maintain its visual effectiveness.  No design elements may be appended to the Logo.  The Logo shall not be presented with any alternative font or type style, change in letter spacing, or linear dropped shadows.   Distortion of the logo’s shape and lettering is not permitted.  Reproduction of the Logo shall be consistent, accurate, sharp, clear, and undistorted, and shall maintain the Logo’s correct colors.

•	The color used in the Licensor’s Marks, including the Official Logo, is as follows:

First Column = Burgundy
Second Column = Black
Third Column = White

L:           36           0           100
A:           54           0           0
B:           1           0           0

C:           32           75           0
M:           100           68           0
Y:           46           67           0
K:           14           90           0

H:           333           0           0
S:           82           0           0
B:           62           0           100

R:           158           0           255
G:           29           0           255
B:           86           0           255

•
Licensor’s Marks, including but not limited to its name and Official Logo shall be displayed in a size and prominence at least equal to similar marks, names and logos for similar products or methods on any product, packaging, documentation, advertising, promotional, marketing, and related materials in accordance with industry standards.  The elements of the Licensor trade dress cannot be separated without the prior permission of Licensor.

***** This material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

EXHIBIT E

Products

1.	Conforming gauze bandage used as a secondary dressing to hold primary dressing in place: either 100% cotton or a blend of rayon and PET

2.      Gauze sponges, gauze bandage rolls, gauze packing strips:  100% cotton

3.      100% cotton, Rayon/PET blend or cotton/polyester blend nonwoven sponges

4.	Dressings constructed of 100% cotton or cotton/rayon blend sandwiched between layers of PET (Mylar) or PA (Nylon) either with or without an adhesive border

***** This material has been omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.